UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          January 12, 2010

LOTUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32581	20-0507918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Cheng Zhuang Road, Feng Tai District, Beijing 100071 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	86-10-63899868

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Lotus Pharmaceuticals Inc. (the “Company”) was notified that Bagell, Josephs, Levine & Company, LLP, the Company’s former independent registered public accounting firm (“BJL”), merged their practice into Friedman LLP (“Friedman”) effective as of January 1, 2010. As a result, on January 12, 2010 BJL resigned as the Company’s independent registered public accounting firm and, on January 12, 2010, Friedman was engaged as the Company’s new independent registered public accounting firm of the Company. The change of the independent accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

During the past two fiscal years ended December 31, 2009 and December 31, 2008, or any subsequent period prior to the engagement of Friedman on January 12, 2009, the Company did not consult with Friedman regarding any matter described in Item 304(a)(2) of Regulation S-K, including any issues related to Company’s financial statements or the type of audit opinion that might be rendered for the Company.

BJL was engaged on April 24, 2009 and between the date thereof through the date of the resignation on January 12, 2010, the BJL’s reports on the Company’s financial statements for the periods did not contain any adverse opinions or disclaimer opinions, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, BJL’s reports did not include any disclosure of uncertainty regarding the Company’s ability to continue as a going concern.

From April 24, 2009 through the date of resignation on January 12, 2010, including the fiscal year ended December 31, 2009 and the subsequent interim period, there were no (i) disagreements between the Company and BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused BJL to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished BJL with a copy of this Current Report on Form 8-K and requested BJL furnish a letter addressed to the Securities and Exchange Commission stating whether or not BJL agrees with the statements in this 8-K. A copy of this letter dated January 13, 2010 is attached hereto as Exhibit 16.1.

Item 8.01 Other Events

On January 15, 2010 Lotus Pharmaceuticals, Inc. issued a press release announcing the engagement of Friedman and the engagement of McLaughlin & Stern, LLP based in New York, NY as its legal counsel for securities law related matters. A copy of such press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

16.1	Letter dated January 13, 2010 from Bagell, Josephs, Levine & Company, LLP.

99.1	Press release issued by Lotus Pharmaceuticals, Inc. on January 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PHARMACEUTICALS, INC.

Date: January 15, 2010	By: /s/ Liu Zhongyi
Name: Liu Zhongyi Title: Chairman and Chief Executive Officer